                                                                    EXHIBIT 10.3


                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                     among

                        LHS GROUP HOLDING CORPORATION,

                      GENERAL ATLANTIC PARTNERS 23, L.P.

                      GENERAL ATLANTIC PARTNERS 31, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.

                                      and

                         THE STOCKHOLDERS NAMED HEREIN


                             Dated:  July 15, 1996

                               TABLE OF CONTENTS

                                                                                               Page

  1.  Definitions............................................................................   1
  2.  Restrictions on Transfer of Shares.....................................................   6
      2.1  Limitation on Transfer............................................................   6
      2.2  Permitted Transfers...............................................................   6
      2.3  Permitted Transfer Procedures.....................................................   7
      2.4  Transfers in Compliance with Law; Substitution of Transferee......................   7
  3.  Right of First Offer and Co-Sale Right.................................................   7
      3.1  Proposed Voluntary Transfer by Major Stockholder or General Atlantic Stockholder..   7
      3.2  Involuntary Transfers.............................................................  10
  4.  Future Issuance of Shares; Preemptive Rights...........................................  13
      4.1  Offering Notice...................................................................  13
      4.2  Major Stockholder and General Atlantic Stockholder Option.........................  13
      4.3  Exercise of Options...............................................................  14
      4.4  Closing...........................................................................  14
      4.5  Sale to Subject Purchaser.........................................................  14
      4.6  After-Acquired Securities.........................................................  15
      4.7  Agreement to be Bound.............................................................  15
  5.  Corporate Governance...................................................................  15
      5.1  General...........................................................................  15
      5.2  Stockholders Actions..............................................................  15
      5.3  Election of Directors; Number and Composition.....................................  16
      5.4  Removal and Replacement of Directors..............................................  16
      5.5  Termination of Sections 5.3 and 5.4...............................................  17
      5.6  Actions of the Board of Directors; Extraordinary Events...........................  17
  6.  Stock Certificate Legend...............................................................  18
  7.  Miscellaneous..........................................................................  19
      7.1  Notices...........................................................................  19
      7.2  Amendment and Waiver..............................................................  21
      7.3  Specific Performance..............................................................  21
      7.4  Headings..........................................................................  21
      7.5  Severability......................................................................  21
      7.6  Entire Agreement..................................................................  22
      7.7  Term of Agreement.................................................................  22
      7.8  Variations in Pronouns............................................................  22
      7.9  GOVERNING LAW.....................................................................  22
      7.10 Further Assurances................................................................  22
      7.11 Successors and Assigns............................................................  22
      7.12 Counterparts......................................................................  22


EXHIBITS

A    Certificate of Incorporation of the Company
B    By-laws of the Company
C-1  Form of Transfer Agreement (Previously issued shares)
C-2  Form of Transfer Agreement (Newly issued shares)

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


     AGREEMENT, dated July 15, 1996 (this "Agreement"), among LHS Group Holding
                                           ---------
Corporation, a Delaware corporation (the "Company"), General Atlantic Partners
                                          -------
23, L.P., a Delaware limited partnership ("GAP 23"), General Atlantic Partners
                                           ------
31, L.P., a Delaware limited partnership ("GAP 31"), and GAP Coinvestment
                                           ------
Partners, L.P., a New York limited partnership ("GAP Coinvestment"), and the
                                                 ----------------
stockholders listed on Schedule 1 hereto (the "Major Stockholders").
                       ----------              ------------------

     WHEREAS, pursuant to the Stockholders Agreement, dated December 22, 1995 (the "Original Stockholders Agreement"), the Company, GAP 21, GAP Coinvestment
      -------------------------------
and certain stockholders of the Company named therein entered into certain agreements with respect to the holdings by GAP 21, GAP Coinvestment, such stockholders and their respective Permitted Transferees (as hereinafter defined) of Shares (as hereinafter defined) in the Company and future issuances of capital stock by the Company;

     WHEREAS, on the date hereof, (a) GAP 23 and GAP Coinvestment own all of the issued and outstanding shares, par value $.01 per share, of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") and (b) the Company, GAP
                                     ---------------
31 and GAP Coinvestment are entering into the Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), pursuant to which the Company
                      ------------------------
is, among other things, selling to (i)GAP 31, 80,096 shares, par value, $.01 per share, of Common Stock of the Company (the "Common Stock") and (ii) GAP
                                            ------------
Coinvestment, 12,982 shares of Common Stock; and

     WHEREAS, the Company, GAP 23, GAP 31 and the Major Stockholders wish to (a) enter into this Agreement in order to amend and restate the Original Stockholders Agreement in its entirety and (b) enter into the Registration Rights Agreement, dated the date hereof (the "Registration Rights Agreement"),
                                              -----------------------------
containing, among other things, the terms and conditions of the registration rights granted by the Company in Section 6 of the Original Stockholders Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings set forth below:

     "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule
      ---------
12b-2 of the General Rules and Regulations under the Exchange Act. GAP 23, GAP 31 and GAP Coinvestment shall be deemed to be Affiliates of one another. In addition, Affiliates of GAP 23 or GAP 31 shall be deemed to include GAP LLC and the members of the GAP LLC.

     "Board of Directors" means the Board of Directors of the Company.
      ------------------

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in the State of New York are authorized or required by law or executive order to close.

     "Charter Documents" means the Certificate of Incorporation and the By-laws
      -----------------
of the Company as in effect on the date hereof, as the same may be amended from time to time in accordance with the terms hereof and thereof, copies of which are attached hereto as Exhibits A and B, respectively.
                       ----------------

     "Commission" means the Securities and Exchange Commission or any similar
      ----------
agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" means the Common Stock, par value $.01 per share, of the
      ------------
Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "Common Stock Equivalents" means any security or obligation which is by its
      ------------------------
terms convertible into shares of Common Stock, including, without limitation, the Preferred Stock, and any option, warrant or other subscription or purchase right with respect to Common Stock.

     "Company Option Period" has the meaning set forth in Section 3.1.2 of this
      ---------------------
Agreement.

     "Excess New Securities" has the meaning set forth in Section 4.2 of this
      ---------------------
Agreement.

     "Excess Offered Securities"  has the meaning set forth in Section 3.1.3(a)
      -------------------------
of this Agreement.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as
      ------------
amended, and the rules and regulations of the Commission thereunder.

     "GAP Coinvestment" has the meaning assigned to such term in the recital to
      ----------------
this Agreement.

     "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
      -------
liability company and the general partner of GAP 23 and GAP 31.

     "GAP 31" has the meaning assigned to such term in the recital to this
      ------
Agreement.

     "GAP 23" has the meaning assigned to such term in the recital to this
      ------
Agreement.

     "General Atlantic Directors" has the meaning set forth in Section 5.3 of
      --------------------------
this Agreement.

     "General Atlantic Stockholders" means GAP 23, GAP 31, GAP Coinvestment and
      -----------------------------
any Permitted Transferee of either of them to which Shares are transferred, and the term "General Atlantic Stockholder" shall mean any such Person.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
      -------
as amended.

     "Initial Public Offering" means the Company's initial Public Offering.
      -----------------------

     "Involuntary Transfer" means any transfer, proceeding or action by or in
      --------------------
which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property and any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action.

     "Involuntary Transferee" has the meaning assigned such term in Section
      ----------------------
3.2.1 of this Agreement.

     "IPO Effectiveness Date" means the date upon which the Company commences an
      ----------------------
Initial Public Offering.

     "Liens" has the meaning set forth in Section 3.1.5 of this Agreement.
      -----

     "Major Stockholders" means the stockholders listed on Schedule 1 hereto and
      ------------------                                   ----------
any Permitted Transferee of any of them to which Shares are transferred, and the term "Major Stockholder" shall mean any such Person.

     "Major Stockholder Directors" has the meaning set forth in Section 5.3 of
      ---------------------------
this Agreement.

     "New Issuance Closing Date" has the meaning set forth in Section 4.1 of
      -------------------------
this Agreement.

     "New Issuance Notice" has the meaning set forth in Section 4.1 of this
      -------------------
Agreement.

     "New Securities" has the meaning set forth in Section 4.1 of this
      --------------
Agreement.

     "Offered Securities" has the meaning set forth in Section 3.1.1 of this
      ------------------
Agreement.

     "Offering Notice" has the meaning set forth in Section 3.1.1 of this
      ---------------
Agreement.

     "Offer Price" has the meaning set forth in Section 3.1.1 of this Agreement.
      -----------

     "Option Period" has the meaning set forth in Section 3.1.3(a) of this
      -------------
Agreement.

     "Original Stockholders Agreement" has the meaning assigned to such term in
      -------------------------------
the recital to this Agreement.

     "Other Stockholder" means (a) any transferee of a Major Stockholder or a
      -----------------
General Atlantic Stockholder (i) who is not a Permitted Transferee and has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4 and (ii) to whom Shares have been transferred in accordance with Section 3 and (b) any Person other than a Major Stockholder or a General Atlantic Stockholder who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 4.7.

     "Permitted Transferee" has the meaning set forth in Section 2.2 of this
      --------------------
Agreement.

     "Person" means any individual, corporation, partnership, firm, joint
      ------
venture, association, joint stock company, trust, unincorporated organization, governmental body or other entity.

     "Preemptive Rightholder" has the meaning set forth in Section 4.2 of this
      ----------------------
Agreement.

     "Preferred Stock" has the meaning assigned to such term in the recital to
      ---------------
this Agreement.

     "Proportionate Percentage" has the meaning set forth in Section 4.2 of this
      ------------------------
Agreement.

     "Proposed Price" has the meaning set forth in Section 4.1 of this
      --------------
Agreement.

     "Public Offering" means any offer for sale of shares of Common Stock
      ---------------
pursuant to an effective Registration Statement filed under the Securities Act.

     "Registration Rights Agreement" has the meaning assigned to such term in
      -----------------------------
the recital to this Agreement.

     "Rightholder" has the meaning set forth in Section 3.1.3(a) of this
      -----------
Agreement.

     "Securities Act" means the United States Securities Act of 1933, as
      --------------
amended, and the rules and regulations promulgated thereunder.

     "Selling Stockholder" has the meaning set fort in Section 3.1.1 of this
      -------------------
Agreement.

     "Shares" means, with respect to each Stockholder, all shares, whether now
      ------
owned or hereafter acquired, of Common Stock and Preferred Stock owned thereby;

provided, however, for the purposes of any computation of the number of Shares
--------  -------
either outstanding or held by any Stockholder or otherwise to be determined pursuant to Sections 1, 2, 3, 4, 5 and 7.2(b), the shares of Common Stock issuable upon conversion, exercise or exchange of all Common Stock Equivalents shall be deemed outstanding whether or not such conversion, exercise or exchange has actually been effected.

     "Stock Purchase Agreement" has the meaning assigned to such term in the
      ------------------------
recital to this Agreement.

     "Stockholders" means the Major Stockholders, the General Atlantic
      ------------
Stockholders and any Other Stockholder, and the term "Stockholder" shall mean any such Person.

     "Stockholders Meeting" has the meaning set forth in Section 5.1 of this
      --------------------
Agreement.

     "Subject Purchaser" has the meaning set forth in Section 4.1 of this
      -----------------
Agreement.

     "Subsidiary" means, as to any Person, a corporation, partnership, limited
      ----------
liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors (or Persons performing similar functions) of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

     "Transfer" has the meaning set forth in Section 2.1 of this Agreement.
       -------

     "Transferred Shares" has the meaning set forth in Section 3.2.1 of this
      ------------------
Agreement.

     "Third Party Purchaser" has the meaning set forth in Section 3.1.1 of this
      ---------------------
Agreement.

     "Written Consent" has the meaning set forth in Section 5.1 of this
      ---------------
Agreement.

     2.   Restrictions on Transfer of Shares.
          ----------------------------------

     2.1  Limitation on Transfer.  No Stockholder shall sell, give, assign,
          ----------------------
hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") any Shares or
                                                       --------
any right, title or interest therein or thereto, except in accordance with the provisions of this Agreement; provided, however, that any transferee obtaining
                              --------  -------
any beneficial interest or right to vote such Shares hereunder shall agree to be bound by this Agreement and shall comply with Section 2.4. Any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any
                                -- ------
such transfer.

     2.2  Permitted Transfers.  At any time, any Stockholder may, subject to
          -------------------
this Section 2.2 and Sections 2.3 and 2.4, transfer Shares to (a), with respect to a Stockholder who is an individual, a member of such Stockholder's immediate family, which shall include his parents, spouse, siblings, children or grandchildren ("Family Members"), or a trust, corporation, partnership or
                --------------
limited liability company, all of the beneficial interests in which shall be held by such Stockholder or one or more Family Members of such Stockholder or which would otherwise be an Affiliate of such individual; provided, however,
                                                          --------  -------
that during the period any such trust, corporation, partnership or limited liability company holds any right, title or interest in any Shares, no Person other than such Stockholder or one or more Family Members of such Stockholder may be or become beneficiaries, stockholders, limited or general partners or members thereof; and (b) with respect to a Stockholder that is not an individual, any Affiliate of such Stockholder (the Persons referred to in the preceding clauses (a) and (b) are herein each called a "Permitted Transferee").
                                                        --------------------

     2.3  Permitted Transfer Procedures.  If any Stockholder wishes to transfer
          -----------------------------
Shares to a Permitted Transferee under this Section 2, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under this Section 2 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

     2.4  Transfers in Compliance with Law; Substitution of Transferee.
          ------------------------------------------------------------
Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 2 or Section 3 unless (a) the Permitted Transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit
                                                                       -------
C-1, (b) the transfer complies in all respects with the applicable provisions of
---
this Agreement and (c) the transfer complies in all respects with applicable United States federal and state securities laws, including, without limitation, the Securities Act. If any transfer is made which is not pursuant to an effective Registration Statement, then an opinion of counsel to such transferring Stockholder shall be supplied to the Company at such transferring Stockholder's expense, to the effect that such transfer complies with the applicable federal and state securities laws and such opinion shall be reasonably satisfactory to the Company. Upon becoming a party to this Agreement, the Permitted Transferee of a Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Stockholder hereunder.

     3.   Right of First Offer and Co-Sale Right.
          --------------------------------------

          3.1  Proposed Voluntary Transfer by Major Stockholder or General
               -----------------------------------------------------------
Atlantic Stockholder.
--------------------

               3.1.1     Offering Notice.  If any Major Stockholder, any General
                         ---------------
Atlantic Stockholder or any Other Stockholder (a "Selling Stockholder") wishes
                                                  -------------------
to sell or otherwise transfer all or any portion of its or his Shares to any Person (other than to a Permitted Transferee) (a "Third Party Purchaser"), such
                                                  ---------------------
Selling Stockholder shall offer such Shares first to the Company by sending written notice (the "Offering Notice") to the Company and the other Stockholders
                     ---------------
which shall state (a) the number of Shares proposed to be sold or otherwise transferred (the "Offered Securities") and (b) the proposed purchase price per
                  ------------------
Share which the Selling Stockholder is willing to accept from the Third Party Purchaser (the "Offer Price"). Upon delivery of the Offering Notice, such offer
                -----------
shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

               3.1.2 Company Option. For a period of fifteen (15) days after the
                     --------------
giving of the Offering Notice pursuant to Section 3.1.1 (the "Company Option
                                                              --------------
Period"), the Company or any of the Subsidiaries shall have the irrevocable
------
right to purchase any or all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice.

               3.1.3  Major Stockholder and General Atlantic Stockholder Option.
                      ---------------------------------------------------------

                      (a) If the Company does not elect to purchase all of the Offered Securities pursuant to Section 3.1.2, then for a period of thirty (30) days after the earlier to occur of (i) the expiration of the Company Option Period pursuant to Section 3.1.2 and (ii) the date upon which the Selling Stockholder shall have received written notice from the Company stating that the Company and the Subsidiaries do not intend to exercise their option to purchase any or all of the Offered Securities (the "Option Period"), the Major
                                           -------------
Stockholders and the General Atlantic Stockholders (each, a "Rightholder") shall
                                                             -----------
have the irrevocable right to purchase any or all of the remaining Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. Each such Rightholder shall have the right to purchase that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by such Rightholder by (ii) the total number of Shares then owned by all such Rightholders, other than the

Offered Securities. If any Rightholder does not fully subscribe for the number or amount of Offered Securities that it or he is entitled to purchase, then each other participating Rightholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for the purposes of this
Section 3.1.3, the "Excess Offered Securities") determined by dividing (x) the
                    -------------------------
total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Offered Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities or there are no Rightholders who wish to purchase any additional Excess Offered Securities.

                      (b) If a Major Stockholder is selling Offered Securities and any of the General Atlantic Stockholders do not elect to purchase such Offered Securities pursuant to subsection (a) of this Section 3.1.3, then each of such non-electing General Atlantic Stockholders shall have the right to sell, if such Major Stockholder sells such Offered Securities to a Person other than the Company or any other Major Stockholder, upon the terms set forth in the Offering Notice, that number of Shares held by each of such General Atlantic Stockholders equal to that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by each of such selling General Atlantic Stockholders by (ii) the total number of outstanding Shares, other than the Offering Securities. The Selling Stockholder and the electing General Atlantic Stockholder(s) shall effect the sale of the Offered Securities and such General Atlantic Stockholder(s) shall sell the number of Offered Securities required to be sold pursuant to this Section 3.1.3(b), and the number of Offered Securities to be sold to the Third Party Purchaser by the Selling Stockholder shall be reduced accordingly.

                      (c) Notwithstanding the foregoing, the provisions of
Section 3.1.3(b) do not apply with respect to any transfer of Shares to a Permitted Transferee.

                      (d) in order to be entitled to exercise its right to sell Shares to a Third Party Purchaser pursuant to Section 3.1.3(b), a General Atlantic Stockholder who wishes to sell its Shares must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Major Stockholder agrees to make in connection with the proposed sale by it of Offered Securities to a Third Party Purchaser. Any Major Stockholder shall give notice to all General Atlantic Stockholders of each proposed sale by it of Offered Securities which gives rise to the rights of the General Atlantic Stockholders set forth in Section 3.1.3(b), at least thirty (30) days prior to the proposed consummation of such sale, setting forth the name of the Major Stockholder, the number of Offered Securities, the name and address of the proposed Third Party Purchaser, the proposed amount and form of consideration and terms and conditions of payment offered by the proposed Third Party Purchaser, the percent of Shares that each General Atlantic Stockholder may sell to such proposed Third Party Purchaser (determined in accordance with Section 3.1.3(b)), and a representation that the proposed Third Party Purchaser has been informed of the "tag-along" rights provided for in Section 3.1.3(b) and has agreed to purchase Shares in accordance with the terms hereof. The tag-along rights provided by Section 3.1.3(b) must be exercised by a General Atlantic Stockholder wishing to sell its Shares within fifteen (15) days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Major Stockholder indicating such General Atlantic Stockholder's wish to exercise its rights and specifying the number of Shares (up to the maximum number of Shares owned by such General Atlantic Stockholder required to be purchased by the proposed Third Party Purchaser) it wishes to sell. If the proposed Third Party Purchaser fails to purchase Shares from any General Atlantic Stockholder that has properly exercised its tag-along rights pursuant to Section 3.1.3(b), then the Major Stockholder shall not be permitted to consummate the proposed sale of the Offered Securities, and any such attempted sale shall be void and of no effect.

               3.1.4  Exercise of Options.
                      -------------------

                      (a) The right of the Company to purchase the Offered Securities under Section 3.1.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in Section 3.1.2, to the Selling Stockholder with a copy to the other Stockholders. The failure of the Company to respond within such 15-day period shall be deemed to be a waiver of the Company's rights under Section 3.1.

                      (b) The right of each Rightholder under Section 3.1.3 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 30-day period referred to in Section 3.1.3, to the Selling Stockholder with a copy to the Company and the other Stockholders. Each such notice shall state (i) the number of Shares held by such Rightholder and
(ii) the number of Shares that such Rightholder is willing to purchase pursuant to Section 3.1.3. The failure of a Rightholder to respond within such 30-day period to the Selling Stockholder shall be deemed to be a waiver of such Rightholder's rights under Section 3.1.

               3.1.5 Closing. The closing of the purchases of Offered Securities
                     -------
subscribed for by the Company under Section 3.1.2 or the Rightholders under
Section 3.1.3 shall be held at the principal office of the Company at 11:00 a.m. local time on the 45th day after the giving of the offering Notice pursuant to
Section 3.1.1 or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens") (other than those arising hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. The Company or each Rightholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it or him. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               3.1.6  Sale to Third Party Purchaser.  Unless the Company or the
                      -----------------------------
Rightholders elect to purchase all, but not less than all, of the Offered Securities under Sections 3.1.2 and 3.1.3, the Selling Stockholder may sell the remaining Offered Securities to the Third Party Purchaser on the terms and conditions set forth in the Offering Notice; provided, however, that such sale
                                             --------  -------
is bona fide and made pursuant to a contract entered into within sixty (60) days of the earlier of the waiver by the Company and the Rightholders of their options to purchase the offered Securities and the expiration of the Option Period (the earlier of such dates being offered herein as the "Contract Date");
                                                               -------------
and provided further, that such sale shall not be consummated unless and until
    -------- -------
all of the following conditions are met.

               (a) Prior to the purchase by the Third Party Purchaser of any of such Offered Securities, the Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof in accordance with Section 2.4 hereof.

               (b) The consummation of such sale to the Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the HSR Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

               (c) The Third Party Purchaser shall have furnished evidence satisfactory to the Company, in its reasonable judgment, as to the financial ability of such Third Party Purchaser to consummate the proposed purchase.

If such sale is not consummated within forty-five (45) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company, the Major Stockholders and the General Atlantic Stockholders in accordance with this
Section 3.1.

          3.2  Involuntary Transfers.
               ---------------------

               3.2.1     Rights of First Offer upon Involuntary Transfer.  If an
                         -----------------------------------------------
Involuntary Transfer of any Shares (the "Transferred Shares") owned by any
                                         ------------------
Stockholder shall occur, then the Company, the Major Stockholders and the General Atlantic Stockholders shall have the same rights as specified in Sections 3.1.2 and 3.1.3, respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Stockholder and shall be governed by Section 3.1 except that (a) the time periods shall run from the date of receipt by the Company and the Rightholders of notice of the Involuntary Transfer, (b) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "Involuntary Transferee") rather than to the Stockholder who suffered or will
-----------------------
suffer the Involuntary Transfer and (c) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be; provided, however, that if such
                                             --------  -------
parties fail to agree as to such purchase price, the purchase price shall be the Fair Value thereof as determined in accordance with Section 3.2.2.

               3.2.2 Fair Value. If the parties fail to agree upon the purchase
                     ----------
price of the Transferred Shares in accordance with Section 3.2.1 hereof, then the Company or the Rightholders, as the case may be, shall purchase the Transferred Shares at a purchase price equal to the Fair Value (as hereinafter defined) thereof. The Fair Value of the Transferred Shares shall be determined by a panel of three independent appraisers, which shall be nationally recognized investment banking firms or nationally recognized experts experienced in the valuation of corporations. Within five (5) Business Days after the notice to the Involuntary Transferee with respect to the exercise of the right to purchase the Transferred Shares, the Involuntary Transferee and the Board of Directors shall each designate one such appraiser that is willing and able to conduct such determination. If either the Involuntary Transferee or the Board of Directors fails to make such designation within such period, then other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of five (5) Business Days after the designation of the second appraiser, agree to designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the Fair Value of the Transferred Shares shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; provided, however, that if the determination of two appraisers are
           --------  -------
equally close to the determination of the third appraiser, then the Fair Value of the Transferred Shares shall be the average of the determination of all three appraisers. Such determination shall be final and binding on the Involuntary Transferee, the Company and the Rightholders. The Involuntary Transferee shall be responsible for the fees and expenses of the appraiser designated by or on behalf of it, and the Company for the fees and expenses of the appraiser designated by or on behalf of the Board of Directors. The Involuntary Transferee and the Company shall each share half the fees and expenses of the appraiser designated by the appraisers. For purposes of this Section 3.2.2, the "Fair Value" of the Transferred Shares means the fair market value of such Transferred Shares determined in accordance with this Section 3.2.2 based upon all considerations that the appraisers determine to be relevant.

               3.2.3 Closing. The closing of any purchase under this Section 3.2
                     -------
shall be held at the principal office of the Company at 11:00 a.m. local time on the earlier to occur of (a) the fifth Business Day after delivery of written notice to the Involuntary Transferee by the Company or the Rightholders, as the case may be, in accordance with Section 3.2.1(b) or (b) the fifth Business Day after the determination of the Fair Value of the Transferred Shares in accordance with Section 3.2.2, or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this section 3.2, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. The Company or each Rightholder, as the case may be, purchasing such Transferred Shares shall deliver at closing payment in full in immediately available funds for such Transferred Shares. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               3.2.4  General.  In the event that the provisions of this Section
                      -------
3.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company and the Rightholders shall have the rights specified in Sections 3.1.2 and 3.1.3, respectively, with respect to any transfer by an Involuntary Transferee of such Shares, and each Rightholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Stockholder for purposes of Section 3.1 of this Agreement and shall be bound by the provisions of Section 3.1 and other related provisions of this Agreement.

     4.   Future Issuance of Shares; Preemptive Rights.
          --------------------------------------------

          4.1  Offering Notice.  Except for capital stock which may be issued to
               ---------------
employees of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors, if the Company wishes to issue and sell any shares of capital stock or any shares of capital stock or any security convertible into or exchangeable for capital stock (the "New
                                                                  ---
Securities") to any Person (a "Subject Purchaser"), then the Company shall offer
                               -----------------
such New Securities first to the Major Stockholders and the General Atlantic Stockholders by sending written notice (the "New Issuance Notice") to the Major
                                             -------------------
Stockholders and the General Atlantic Stockholders at least fifteen (15) days prior to the issuance and sale of the New Securities, which shall state (a) the number of shares of New Securities proposed to be issued and sold, (b) the proposed purchase price per share of the New Securities that the Company is willing to accept (the "Proposed Price") and (c) the date on which the New
                        --------------
Securities will be sold to accepting Major Stockholders and General Atlantic Stockholders (the "New Issuance Closing Date"). Upon delivery of the New
                   -------------------------
Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Section 4.2 shall have been waived or shall have expired.

          4.2  Major Stockholder and General Atlantic Stockholder Option.  For a
               ---------------------------------------------------------
period of fifteen (15) days after the giving of the New Issuance Notice pursuant to Section 4.1, the Major Stockholders and the General Atlantic Stockholders (each, a "Preemptive Rightholder") shall have the right to purchase any or all
          ----------------------
of its Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Each such Preemptive Rightholder shall have the right to purchase that percentage of the New Securities determined by dividing (a) the total number of Shares then owned by such Preemptive Rightholder by (b) the total number of then outstanding Shares (the "Proportionate Percentage"). If any Major Stockholder does not fully
      ------------------------
subscribe for the number or amount of New Securities that he is entitled to purchase pursuant to the preceding sentence, then each General Atlantic Stockholder shall have the right to purchase any or all of the remaining New Securities not so subscribed for by any such Major Stockholder. To the extent that the General Atlantic Stockholders do not subscribe for any or all of such remaining New Securities not so subscribed for by any such Major Stockholder, each other Major Stockholder who elected to purchase New Securities shall have the right to purchase that percentage of the remaining New Securities not so subscribed for by the General Atlantic Stockholders (for the purposes of this
Section 4.2, the "Excess New Securities") determined by dividing (x) the total
                  ---------------------
number of Shares then owned by such fully participating Major Stockholder by (y) the total number of Shares then owned by all fully participating Major Stockholders who elected to purchase New Securities.

          4.3  Exercise of Options.  The right of each Preemptive Rightholder to
               -------------------
purchase the New Securities under Section 4.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in Section 4.2, to the Company, which notice shall state the amount of New Securities that such Preemptive Rightholder elects to purchase. The failure of a Preemptive Rightholder to respond within such 15-day period shall be deemed to be a waiver of such Preemptive Rightholder's rights under
Section 4.2.

          4.4  Closing.  The closing of the purchase of New Securities
               -------
subscribed for by the Preemptive Rightholders under Section 4.3 shall be held at the principal office of the Company at 11:00 a.m. local time on the New Issuance Closing Date or at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver certificates representing the New Securities, and the New Securities shall be issued free and clear of all Liens and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the subscribing Preemptive Rightholders and after payment therefor, duly authorized, validly issued, fully paid and nonassessable. Each Preemptive Rightholder purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by him or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

          4.5  Sale to Subject Purchaser.  Unless the Major Stockholders and the
               -------------------------
General Atlantic Stockholders elect to purchase all of the New Securities pursuant to Section 4.2, the Company may sell to the Subject Purchaser all of the New Securities not so purchased pursuant to Section 4.2 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that such sale is bona fide
                                  --------  -------
and made pursuant to a contract entered into within six (6) months of the earlier to occur of (a) the waiver by the Major Stockholders and the General Atlantic Stockholders of their option to purchase the New Securities and (b) the expiration of the 15-day period referred to in Section 4.2. If such sale is not consummated within such six (6) month period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same to the Major Stockholders and the General Atlantic Stockholders in accordance with this Section 4. The closing of any issue and purchase pursuant to this Section 4.5 shall be held at the time and place as the parties to the transaction may agree.

          4.6  After-Acquired Securities.  All of the provisions of this
               -------------------------
Agreement shall apply to all of the Shares now owned or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of the Shares, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

          4.7  Agreement to be Bound.  The Company shall not issue any Shares or
               ---------------------
any Common Stock Equivalents to any Person not a party to this Agreement, unless such Person has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit C-2. Upon becoming a party to this Agreement, such Person
          -----------
shall be deemed to be, and shall be subject to the same obligations as a Stockholder hereunder. Any issuance of Shares or any Common Stock Equivalents by the Company in violation of this Section 4.7 shall be null and void ab
                                                                       --
initio.  Notwithstanding the foregoing, the provisions of this Section 4.7 shall
------
not be applicable to issuances of capital stock upon exercise of options granted to employees of the Company pursuant to an employee benefit plan approved by the Board of Directors.

     5.   Corporate Governance.
          --------------------

          5.1  General.  From and after the execution of this Agreement, each
               -------
Stockholder shall vote its or his Shares at any regular or special meeting of stockholders of the Company (a "Stockholders Meeting") or in any written consent
                                --------------------
executed in lieu of such a meeting of stockholders (a "Written Consent"), and
                                                       ---------------
shall take all other actions necessary to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement.

          5.2  Stockholders Actions.  In order to effectuate the provisions of
               --------------------
this Section 5, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officer and directors of the Company to call, a Stockholders Meeting or to execute or cause to be executed a Written Consent to effectuate such stockholder action,
(b) shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement and (c) shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, of if there be no secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Section 5.

          5.3  Election of Directors; Number and Composition.  Each Stockholder
               ---------------------------------------------
shall vote its or his Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be not less than four (4) nor greater than five (5); provided, however,
                                                           --------  -------
that each Stockholder shall vote its or his Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that such number shall be increased to not less than seven (7) as soon as possible after the IPO Effectiveness Date. Each Stockholder shall vote its or his shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and to take all other actions necessary to ensure the election to the Board of Directors of (a) two (2) individuals designated by the Major Stockholders (who initially shall be Hartmut Lademacher and Ulf Bohla) (collectively, the "Major Stockholder Directors") and
                                              ---------------------------
(b) two (2) individuals designated by the General Atlantic Stockholders (who initially shall be William E. Ford and William O. Grabe) (collectively, the

"General Atlantic Directors"); provided, however, that upon the request of the
---------------------------    --------  -------
Major Stockholders holding a majority of the Shares then held by all Major Stockholders, each Stockholder shall vote its or his Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary, as soon as possible after receipt of such request, to increase the number of Major Stockholder Directors to three (3).

          5.4  Removal and Replacement of Directors.
               ------------------------------------

               5.4.1  Removal of General Atlantic Directors.  If at any time the
                      -------------------------------------
General Atlantic Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) any General Atlantic Director, then each Stockholder shall vote all of his Shares so as to remove such General Atlantic Director.

               5.4.2  Replacement of Directors.
                      ------------------------

                      (a) If at any time, a vacancy is created on the Board of Directors by reason of the death, removal or resignation of a General Atlantic Director, then the General Atlantic Stockholders shall designate a nominee to be elected to fill such vacancy until the next Stockholders Meeting.

                      (b) if at any time, a vacancy is created on the Board of Directors by reason of the death, removal or resignation of a Major Stockholder

Director, then the Major Stockholders shall designate a nominee to be elected to fill such vacancy until the next Stockholders Meeting.

                      (c) Upon receipt of notice of the designation of a nominee pursuant to subsection (a) or (b) above, each Stockholder shall, as soon as practicable after the date of such notice, take action, including the voting of its Shares, to elect the director designated by the General Atlantic Stockholders or the Major Stockholders, as the case may be, to fill such vacancy.

          5.5  Termination of Sections 5.3 and 5.4.  Notwithstanding anything to
               -----------------------------------
the contrary contained in this Agreement, (a) from and after the date that the General Atlantic Stockholders own shares of Preferred Stock and/or Common Stock and/or other securities of the Company convertible into or exchangeable for voting capital stock of the Company that in the aggregate represent (after giving effect to any adjustments) greater than 5% but less than or equal to 10% of the total number of shares of Common Stock outstanding (on an as converted basis), then (i) at the request of the Chairman of the Company, one General Atlantic Director designated by the General Atlantic Stockholders in accordance with Section 5.3 hereof shall immediately resign from the Board of Directors and the rights of the General Atlantic Stockholders under Section 5.4.2 with respect to the replacement of such General Atlantic Director shall terminate and (ii) the General Atlantic Stockholders shall be entitled thereafter to designate one
(1) General Atlantic Director for election or removal pursuant to Section 5.3 or
Section 5.4.1 hereof and (b) from and after the date that the General Atlantic Stockholders own shares of Preferred Stock and/or Common Stock and/or other securities of the Company convertible into or exchangeable for voting capital stock of the Company that in the aggregate represent (after giving effect to any adjustments) 5% or less of the total number of shares of Common Stock outstanding (on an as converted basis), then (i) at the request of the Chairman of the Company, any General Atlantic Director designated by the General Atlantic Stockholders in accordance with Section 5.3 hereof shall immediately resign from the Board of Directors and the rights of the General Atlantic Stockholders under
Section 5.4.2 with respect to the replacement of such General Atlantic Director shall terminate and (ii) the General Atlantic Stockholders shall not be entitled to designate any General Atlantic Directors for election or removal pursuant to
Section 5.3 or Section 5.4.1 hereof.

          5.6  Actions of the Board of Directors; Extraordinary Events.
               -------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, the Board of Directors shall not take, approve or otherwise ratify any of the following actions except with the consent of at least a majority of the directors constituting the entire Board of Directors, which majority shall include, without limitation, at least one General Atlantic Director:

                      (a) any transaction of merger, consolidation, amalgamation, recapitalization or other form of business combination with respect to the Company or any of the Subsidiaries;

                      (b) any sale, conveyance, lease, transfer or other disposition of all or substantially all of the consolidated assets of the Company or any of the Subsidiaries (other than the sale of software products by the Company or any of the Subsidiaries in the ordinary course of business);

                      (c) institution of any voluntary bankruptcy or other liquidation or dissolution proceedings by the Company or any of the Subsidiaries;

                      (d) any issuance of or agreement to issue any shares of capital stock of the Company or any of the Subsidiaries or rights of any kind convertible into or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries, or any option, warrant or other subscription or purchase right with respect to shares of capital stock;

                      (e) any declaration or making of dividend payments or other payment or distribution on account of the Shares;

                      (f) any changes in accounting principles of the Company or any of the Subsidiaries, including any change in the criteria for evaluating the Company's or any of the Subsidiaries' financial conditions and results of operations, and any changes in the Company's or any of the Subsidiaries' auditors; and

                      (g) any material amendment, modification or restatement of the Charter Documents or any material amendment or modification of this Section 5.6.

     6.   Stock Certificate Legend.  A copy of this Agreement shall be filed
          ------------------------
with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED AND SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER

     DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED JULY 15, 1996, AMONG LHS GROUP HOLDING CORPORATION, GENERAL ATLANTIC PARTNERS 23, L.P., GENERAL ATLANTIC PARTNERS 31, L.P., GAP COINVESTMENT PARTNERS, L.P., AND THE STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

     7.   Miscellaneous.
          -------------

          7.1  Notices.  All notices, demands or other communications provided
               -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

          (a)  if the Company:

               LHS Group Holding Corporation
               115 West Perimeter Center Place
               Atlanta, Georgia  30346
               Attention:  Hartmut Lademacher
               Telecopy:  (770) 671-9791

               with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10071
               Attention:  George R. Krouse, Jr., Esq.
               Telecopy:  (212) 455-2502

          (b)  if to any of the General Atlantic Stockholders:

               c/o General Atlantic Service Corporation
               3 Pickwick Plaza
               Greenwich, Connecticut  06830
               Attention:  Stephen P. Reynolds
               Telecopy:  (203) 622-8818
               with a copy to:

               Paul, Weiss, Rifkind, Wharton & Garrison
               1285 Avenue of the Americas
               New York, New York  10019-6064
               Attention:  Matthew Nimetz, Esq.
               Telecopy:  (212) 757-3990

          (c)  if to the Major Stockholders:

               c/o LHS Group Holding Corporation
               115 West Perimeter Center Place
               Atlanta, Georgia  30346
               Attention:  Hartmut Lademacher
               Telecopy:  (770) 671-9791

               with a copy to:

               LHS Specifications KG
               Theodor-Heuss-Ring 52
               D 63128 Dietzenbach
               Federal Republic of Germany
               Attention:  Otto Wipprecht
               Telecopy:  6074-831-199

               and

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Attention:  George R. Krouse, Jr., Esq.
               Telecopy:  (212) 455-2502

          (d) if to any other Stockholder, at its address as it appears on the record books of the Company.

Any party may by notice given in accordance with this Section 7.1 designate another address or person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

          7.2  Amendment and Waiver.
               --------------------

               (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

               (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Stockholders holding 60% of the Shares hereunder and (ii) only in the specific instance and for the specific purpose for which made or given; provided, however, that any such amendment, supplement or modification to this
--------  -------
Agreement shall not be effective to withdraw, deny or adversely affect the rights of any Stockholder who has not consented in writing to such amendment, supplement or modification; and provided, further, that any amendment which
                                --------  -------
adversely affects the Company or imposes an additional obligation thereon must be approved in writing by the Company.

          7.3  Specific Performance.  The parties hereto intend that each of the
               --------------------
parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

          7.4  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          7.5  Severability.  If any one or more of the provisions contained
               ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          7.6  Entire Agreement.  This Agreement, together with the exhibits and
               ----------------
schedules hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

          7.7  Term of Agreement.  Subject to the following proviso, this
               -----------------
Agreement shall become effective upon the execution hereof and shall terminate upon the IPO Effectiveness Date.

          7.8  Variations in Pronouns.  All pronouns and any variations thereof
               ----------------------
to the masculine, feminine or neuter, singular or plural, as the context may require.

          7.9  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR MATTERS DIRECTLY IN THE PURVIEW OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE "DGCL"), WHICH MATTERS SHALL BE GOVERNED BY THE DGCL.

          7.10 Further Assurances.  Each of the parties shall, and shall cause
               ------------------
their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

          7.11 Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

          7.12 Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

          7.13 General Partner's Certificate.  The respective obligations of the
               -----------------------------
Company and the Major Stockholders to enter into this Agreement and the Registration Rights Agreement are subject to the receipt by such parties of a certificate from the general partner of GAP 23, in form and substance satisfactory to the Company, dated the date hereof and signed by such general partner, certifying (a) as to the incumbency and specimen signature of each individual executing this Agreement and the Registration Rights Agreement; (b) that GAP 23 is a partnership duly organized and validly existing under the laws of the jurisdiction of its formation and has the requisite power and authority to execute, deliver and perform its Obligations under this Agreement and the Registration Rights Agreement; (c) that the execution, delivery and performance by GAP 23 of this Agreement (i) have been duly authorized by all necessary partnership action and (ii) do not contravene the terms of GAP 23's organizational documents, or any amendment thereof; and (d) that this Agreement and the Registration Rights Agreement have been duly executed and delivered and constitute the legal, valid and binding obligations of GAP 23, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                LHS GROUP HOLDING CORPORATION


                                By: /s/ Hartmut Lademacher
                                    ----------------------
                                Name:  Hartmut Lademacher
                                Title: CEO



                                GENERAL ATLANTIC PARTNERS 23, L.P.

                                By: GENERAL ATLANTIC PARTNERS, LLC,
                                    Its General Partner


                                By:  /s/ Stephen P. Reynolds
                                     -----------------------
                                Name:  Stephen P. Reynolds
                                Title: A Managing Member


                                GENERAL ATLANTIC PARTNERS 31, L.P.

                                By: GENERAL ATLANTIC PARTNERS, LLC,
                                    Its General Partner


                                By:  /s/ Stephen P. Reynolds
                                     -----------------------
                                Name:  Stephen P. Reynolds
                                Title: A Managing Member

                                GAP COINVESTMENT PARTNERS, L.P.


                                By: /s/ Stephen P. Reynolds
                                    -----------------------
                                    Name:  Stephen P. Reynolds
                                    Title: A General Partner


                                MAJOR STOCKHOLDERS


                                /s/ Joachim Hertel
                                ------------------
                                Joachim Hertel


                                /s/ Hartmut Lademacher
                                ----------------------
                                Hartmut Lademacher


                                /s/ Manfred Hellwig
                                -------------------
                                Manfred Hellwig


                                /s/ Dr. Rainer Zimmerman
                                ------------------------
                                Rainer Zimmerman


                                /s/ Eberhard Czernpiel
                                ----------------------
                                Eberhard Czernpiel


                                /s/ Otto Wipprecht
                                ------------------
                                Otto Wipprecht


                                /s/ Jurgen Spengler
                                -------------------
                                Jurgen Spengler


                                /s/ William Bobb
                                ----------------
                                William Bobb


                                /s/ Wolf Gaede
                                --------------
                                Wolf Gaede